Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the quarterly report of ESCO Technologies Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 was filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, V. L. Richey, Jr., Chairman and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. of the Company.



                                         /s/ V. L. Richey
                                         ----------------
                                         V. L. Richey
                                         Chairman and Chief Executive Officer
                                         ESCO Technologies Inc.
                                         May 14, 2003